EXHIBIT 10.10(v)

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES

PURCHASE AGREEMENT

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT dated as of May 14, 2002 (this “Amendment”) among G-P Receivables, Inc., as the seller (the “Seller”), Georgia-Pacific Corporation, as collection agent (the “Collection Agent”), Blue Ridge Asset Funding Corporation (“Blue Ridge”), Corporate Receivables Corporation (“CRC”), Corporate Asset Funding Company, Inc. (“CAFCO”), Four Winds Funding Corporation (“Four Winds”), Victory Receivables Corporation (“Victory” and, together with Blue Ridge, CRC, CAFCO and Four Winds, the “Purchasers”), Citibank, N.A. (“Citibank”), Commerzbank AG (New York Branch) (“Commerzbank”), The Bank of Tokyo-Mitsubishi, Ltd. (New York Branch) (“BTM”), Wachovia Bank, N.A. (“Wachovia” and, together with Citibank, Commerzbank and BTM, the “Secondary Purchasers”) and Citicorp North America, Inc., as administrative agent (the “Administrative Agent”).

WITNESSETH

WHEREAS, the Seller, the Collection Agent, the Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001 (the “Primary Purchase Agreement”);

WHEREAS, the Seller, the Collection Agent, the Secondary Purchasers and the Administrative Agent entered into that certain Second Amended and Restated Receivables Purchase Agreement dated as of December 19, 2001 (the “Secondary Purchase Agreement” and, together with the Primary Purchase Agreement, the “Agreements”);

WHEREAS, the parties hereto wish to amend the Primary Purchase Agreement and to waive compliance with certain provisions of the Agreements, in each case, in the manner and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

SECTION 1. DEFINED TERMS.

Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Primary Purchase Agreement.

SECTION 2. AMENDMENTS TO THE PRIMARY PURCHASE AGREEMENT.

(a) Section 4.01(q) of the Primary Purchase Agreement is hereby amended to read in its entirety as follows:

(q) The Seller and each Originator are treating each sale of a Receivable under the Transfer Agreement to which the Seller and such Originator are a party as a sale for purposes of GAAP. Georgia-Pacific will present on each consolidated balance sheet of Georgia-Pacific and its subsidiaries each such Receivable outstanding as of the date of such balance sheet.

(b) Section 5.01(o) of the Primary Purchase Agreement is hereby amended to read in its entirety as follows:

(o) Reserved.

SECTION 3. WAIVER

The Purchasers and the Administrative Agent hereby waive noncompliance with, and the occurrence of any event under Section 7.01(a) or (c) of the Primary Purchase Agreement and the Secondary Purchasers and the Administrative Agent hereby waive noncompliance with, and the occurrence of any event under Section 7.01(a) or (c) of the Secondary Purchase Agreement, in each case, resulting from the failure of the Seller and the Collection Agent to treat the conveyance of the Receivables Interest in the Receivables, the Related Security and the Collections under the applicable Agreement as a sale for purposes of GAAP as described in and required under Sections 4.01(q) and 5.01(o) of the Primary Purchase Agreement.

SECTION 4. EFFECTIVE DATE.

This Amendment and the amendments and waivers to the Agreements shall be effective on the first date on which the Administrative Agent shall have received this Amendment, executed by each of the parties hereto.

SECTION 5. EXPENSES.

The Seller and the Collection Agent jointly and severally agree to pay on demand all reasonable costs and expenses actually incurred in connection with the preparation, execution, delivery and administration of this Amendment, including, without limitation, the reasonable fees and disbursements of outside counsel to the Purchasers, the Secondary Purchasers and the Administrative Agent.

SECTION 6. EXECUTION IN COUNTERPARTS.

This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, when taken together, shall constitute but one and the same agreement.

SECTION 7. GOVERNING LAW.

THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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SECTION 8. SEVERABILITY OF PROVISIONS.

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9. CAPTIONS.

The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 10. AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT.

This Amendment shall be deemed to be an amendment to the Primary Purchase Agreement. All references to the Primary Purchase Agreement in any other agreement or document, including, without limitation, the Secondary Purchase Agreement, shall on and after the effective date of this Amendment be deemed to refer to the Primary Purchase Agreement as amended hereby.

SECTION 11. NO PROCEEDINGS.

Each of the parties hereto hereby agrees that it will not institute against, or join any other Person in instituting against, the Purchasers any bankruptcy, reorganization, insolvency or similar proceeding until the date which is one year and one day since the last day on which any commercial paper notes issued by the Purchasers shall have matured.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

G-P RECEIVABLES, INC.

By:	/s/ Phillip M. Johnson
Name: Phillip M. Johnson
Title: Vice President and Treasurer

GEORGIA-PACIFIC CORPORATION

By:	/s/ Phillip M. Johnson
Name: Phillip M. Johnson
Title: Vice President and Treasurer

BLUE RIDGE ASSET FUNDING CORPORATION

By:	/s/ Kenny Karpowicz
Name: Kenny Karpowicz
Title: Vice President

CORPORATE RECEIVABLE CORPORATION
By:	CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Vice President

CORPORATE ASSET FUNDING COMPANY, INC.
By:	CITICORP NORTH AMERICA, INC.,
AS ATTORNEY-IN-FACT

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Vice President

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FOUR WINDS FUNDING CORPORATION
By:	COMMERZBANK AG (NEW YORK
BRANCH), AS ATTORNEY-IN-FACT

By:	/s/ James F. Ahern
Name: James F. Ahern
Title: Senior Vice President

By:	/s/ Michael P. McCarthy
Name: Michael P. McCarthy
Title: Vice President

VICTORY RECEIVABLES CORPORATION

By:	/s/ Karen A. Granquist
Name: Karen A. Granquist
Title: Secretary

CITIBANK, N.A

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Attorney-in-Fact

COMMERZBANK AG (NEW YORK BRANCH)

By:	/s/ James F. Ahern
Name: James F. Ahern
Title: Senior Vice President

By:	Michael P. McCarthy
Name: Michael P. McCarthy
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD. (NEW YORK BRANCH)

By:	/s/ Vincent DeLUCA
Name: Vincent DeLUCA
Title: Senior Vice President

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WACHOVIA BANK, N.A

By:	/s/ Kenny Karpowicz
Name: Kenny Karpowicz
Title: Vice President

CITICORP NORTH AMERICA, INC., as Administrative Agent

By:	/s/ David J. Donofrio
Name: David J. Donofrio
Title: Vice President

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